ESCROW AGREEMENT

          THIS ESCROW AGREEMENT (this "Agreement") is made as of June 30, 2000, by and among Worldwide Wireless Networks, Inc., a corporation incorporated under the laws of the State of Nevada (the "Company"), the investors signatory hereto (each an "Investor" and together the "Investors"), and Epstein Becker & Green, P.C., (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Convertible Debentures and Warrants Purchase Agreement referred to in the first recital.

                              W I T N E S S E T H:

          WHEREAS, the Investors will be purchasing from the Company convertible debentures with an aggregate principal amount of up to $1,000,000 (the "Convertible Debenture") at the purchase price set forth in the Convertible Debentures and Warrants Purchase Agreement (the "Purchase Agreement") dated the date hereof between the Investors and the Company, which will be issued as per the terms contained herein and in the Purchase Agreement; and

          WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth by Sections 4(2) and/or 4(6) and/or Regulation D and Regulation S promulgated under the Securities Act of 1933, as amended; and

          WHEREAS, the Company and the Investors have requested that the Escrow Agent hold the Purchase Price with respect to each Closing in escrow until the Escrow Agent has received the Convertible Debentures and certain other closing documents specified herein;

          NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:


                                    ARTICLE 1

                               TERMS OF THE ESCROW

          1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds and Common Stock Certificates for the purchase of the $1,000,000 principal amount of Convertible Debentures and Warrants at the Closing as contemplated by the Purchase Agreement.

          1.2. a) At each Closing, upon the Escrow Agent's receipt of the Purchase Price and Common Stock Certificates for the Closing into its attorney trustee account from the Investors, together with executed counterparts of this Agreement, the Purchase Agreement and the Registration Rights Agreement, it shall telephonically advise the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account and the Common Stock Certificates it has received.


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              (b)   Wire transfers to the Escrow Agent shall be made as follows:

                         Epstein  Becker  &  Green,  P.C.
                         Master  Escrow  Account
                         Chase  Manhattan  Bank
                         1411  Broadway  -  Fifth  Floor
                         New  York,  New  York  10018
                         ABA  No.  021000021
                         Account  No.  035-1-346036
                         Attention:  L.  Borneo

     1.3. At the Closing, the Company, upon receipt of said notice, shall deliver to the Escrow Agent the Convertible Debenture and Warrants to be issued to each Investor together with:

          (i) the original executed Registration Rights Agreement in the form of Exhibit B to the Purchase Agreement;
                          ----------
          (ii)    Instructions to Transfer Agent in the form of Exhibit E to the
                                                                ---------
                  Purchase Agreement;
          (iii) the original executed opinions of Feldake, August & Roquemore, in the form of Exhibit D to the Purchase Agreement; and
                                 ---------
          (iv)    an  original  counterpart  of  this  Escrow  Agreement.
          (v) a certificate representing five thousand (5,000) shares of Common Stock issued to Triton West Group, Inc. (the "Triton Certificate");.

          In the event that the foregoing items are not in the Escrow Agent's possession within three (3) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Purchase Price, then each Investor shall have the right to demand the return of said sum.

          1.4. At the Closing, once Escrow Agent confirms the validity of the issuance of the Convertible Debentures and Warrants by means of its receipt of a Release Notice in the form attached hereto as Exhibit X executed by the Company and each Investor, it shall enter the exercise price, the issuance date and the termination date of the Warrants on the face of such warrants and wire that amount of funds necessary to purchase the Convertible Debentures and Warrants per the written instructions of the Company net of legal and escrow administrative costs of seven thousand dollars ($7,000) to Epstein Becker & Green, P.C. ("EB&G"), 250 Park Avenue, New York, NY 10177, and a finder's fee of five percent (5%) of the Purchase Price as directed by Triton West Group, Inc.

          Once the funds (as set forth above) and the Common Stock Certificates have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the Convertible Debentures, the Warrants, the Registration Rights Agreement and the opinion of counsel delivered as per instructions from the Investors and to deliver the Instructions to Transfer Agent to the Transfer Agent and the Triton Certificate delivered to Triton West Group, Inc.


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          1.5.     At  the  second  Closing,  the  Company, upon receipt of said notice of receipt of funds, shall deliver to the Escrow Agent the remaining Convertible Debentures and Warrants to be issued to the Investors.

          In the event that the foregoing items are not in the Escrow Agent's possession within three (3) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Purchase Price applicable to such Convertible Debentures and Warrants, then each Investor shall have the right to demand the return of said sum.

          Once Escrow Agent confirms the validity of the issuance of the Convertible Debentures and Warrants by means of its receipt of a Release Notice in the form attached hereto as Exhibit X executed by the Company and each Investor, it shall enter the exercise price, issuance date and termination date of the Warrants on the face of such warrants and then immediately wire that amount of funds necessary to purchase the Convertible Debentures and Warrants per the written instructions of the Company.

          Once the funds (as set forth above) have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the Convertible Debentures and Warrants delivered as per instructions from the Investors.


                                    ARTICLE 2

                                  MISCELLANEOUS

          2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

          2.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

          2.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

          2.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.


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          2.5.     Whenever  required  by  the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

          2.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

          2.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Investor and the Escrow Agent.

          2.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

          2.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          2.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder.

          2.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Investors, and may continue to act as legal counsel for the Investors, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent in such capacity as legal counsel for the Investors and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Investors and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.


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          2.12.     The  Escrow  Agent's  responsibilities  as  escrow  agent
hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Investors. In the event of any such resignation, the Investors and the Company shall appoint a successor Escrow Agent.

          2.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

          2.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or
(2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefor.

          2.15. The Company and each Investor agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.


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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this  __  day  of  June,  2000.

                                           WORLDWIDE  WIRELESS  NETWORKS,  INC.

                                           By:__________________________________
                                                Jack Tortorice, Chairman & CEO

                                           INVESTORS:

                                           AMRO  International,  S.A.

                                           By:__________________________________
                                                H.U.  Bachofen,  Director

                                           TRINITY  CAPITAL  ADVISORS,  INC.

                                           By:__________________________________
                                                Gene Jung, Managing Director

                                           ESCROW  AGENT:

                                           EPSTEIN  BECKER  &  GREEN,  P.C.

                                           By:__________________________________
                                                Robert F. Charron,
                                                Authorized  Signatory


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                                                                    EXHIBIT X TO
                                                                ESCROW AGREEMENT

                                 RELEASE NOTICE

          The  UNDERSIGNED,  pursuant  to the Escrow Agreement, dated as of June
30, 2000 among Worldwide Wireless Networks, Inc., the Investors signatory thereto and Epstein Becker & Green, P.C., as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Convertible Debenture set forth in the Convertible Debenture Purchase Agreement have been satisfied. The Company and the undersigned Investor hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Investor.

          This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

          IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this __ day of June, 2000.

                                           WORLDWIDE  WIRELESS  NETWORKS,  INC.

                                           By:__________________________________
                                                Jack Tortorice, Chairman & CEO

                                           INVESTORS:

                                           AMRO  International,  S.A.

                                           By:__________________________________
                                                H.U.  Bachofen,  Director

                                           TRINITY  CAPITAL  ADVISORS,  INC.

                                           By:__________________________________
                                                Gene Jung, Managing Director


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